[PHOTO OMITTED]
                                        [PHOTO OF MARIO J. GABELLI, CFA OMITTED]

THE
GABELLI
[GRAPHIC OMITTED]
  B
A   C
FUND



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                              THE GABELLI ABC FUND

                              MERGER AND ARBITRAGE
                                 "THE DEAL FUND"


                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
                         [GRAPHIC OF FOUR STARS OMITTED]

          MORNINGSTAR RATED(TRADEMARK) GABELLI ABC FUND 4 STARS OVERALL
              AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED 12/31/01
           AMONG 4,823 AND 3,165 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

                      -------------------------------------
                       THE GABELLI ABC FUND WAS RATED "A"
                          BY BUSINESS WEEK FOR SUPERIOR
                       RISK-ADJUSTED TOTAL RETURN IN THEIR
                         2001 MUTUAL FUND SCORECARD.(A)
                      -------------------------------------




      "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY.
       TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."

           - Warren Buffett

                                                               [GRAPHIC OMITTED]
                                 [GRAPHIC OF DEALS DEALS AND MORE DEALS OMITTED]

TO OUR SHAREHOLDERS,
      The Gabelli ABC Fund (the "Fund") was created for conservative investors desiring to participate in the equities market without assuming the full risk of portfolios fully invested in equities. Our focus has been on risk arbitrage -- capitalizing on the completion of announced merger deals. Simply stated, risk arbitrage is investing in the stock of a merger or acquisition target and holding the stock until the deal closes. Our adherence to an arbitrage strategy has allowed the Fund to generate consistent returns, with a low degree of volatility and minimal correlation to the overall market.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [copyright]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF applicable) Morningstar Rating metrics. (a) Business Week's annual Mutual Fund Scoreboard rated equity mutual funds based on five year risk-adjusted returns. For 2001, 150 funds earned A's among 3,493 equity funds with a five year history, the minimum history required for a rating.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                                    Quarter
                                                 ---------------------------------------------
                                                    1st         2nd         3rd         4th          Year
                                                    ---         ---         ---         ---          ----
  2001:   Net Asset Value ......................   $9.52      $9.70        $9.78        $9.65        $9.65
          Total Return .........................    0.7%       1.9%         0.8%         1.0%         4.6%
---------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ......................   $9.67      $9.89       $10.17        $9.45        $9.45
          Total Return .........................    2.4%       2.3%         2.8%         2.9%        10.9%
---------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ......................   $9.65     $10.20       $10.21        $9.44        $9.44
          Total Return .........................    0.6%       5.7%         0.1%         2.4%         9.0%
---------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ......................  $10.64     $10.68       $10.16        $9.59        $9.59
          Total Return .........................    4.0%       0.4%        (4.9)%       11.9%        11.1%
---------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ......................   $9.98     $10.45       $10.74       $10.23       $10.23
          Total Return .........................    1.4%       4.7%         2.8%         3.3%        12.8%
---------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ......................  $10.10     $10.16        $9.77        $9.84        $9.84
          Total Return .........................    4.1%       0.6%         0.8%         2.2%         7.8%
---------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ......................   $9.94     $10.14       $10.41        $9.71        $9.71
          Total Return .........................    3.9%       2.0%         2.7%         2.2%        11.2%
---------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ......................  $10.12     $10.11       $10.42        $9.57        $9.57
          Total Return .........................    0.9%      (0.1)%        3.1%         0.6%         4.5%
---------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ......................     --      $10.10       $10.63       $10.03       $10.03
          Total Return .........................     --        1.0%(b)      5.2%         2.6%         9.1%(b)
---------------------------------------------------------------------------------------------------------------

                 Average Annual Returns - December 31, 2001 (a)
--------------------------------------------------------------------------------
  1 Year ..........................................  4.56%
  5 Year ..........................................  9.62%
  Life of Fund (b) ................................  9.34%

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                Rate Per Share               Reinvestment Price
-----------------                --------------               ------------------
November 27, 2001                    $0.230                         $ 9.60
December 27, 2000                    $1.010                         $ 9.41
December 27, 1999                    $1.000                         $ 9.32
December 28, 1998                    $1.763                         $ 9.50
December 29, 1997                    $0.860                         $10.17
December 27, 1996                    $0.146                         $ 9.83
September 30, 1996                   $0.470                         $ 9.77
December 28, 1995                    $0.930                         $ 9.71
December 28, 1994                    $0.910                         $ 9.52
December 31, 1993                    $0.880                         $10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

      We have a diversified portfolio consisting of undervalued stocks, stable risk arbitrage positions, and risk-free short-term U.S. Treasury securities. Throughout the Fund's history, this portfolio mix has produced respectable returns in up markets and preserved capital during down markets. We continued to achieve this objective in 2001, with the Fund returning 4.56% in a difficult equities market.

INVESTMENT PERFORMANCE
      For the fourth quarter ended December 31, 2001, the Fund rose 1.03%. The Standard & Poor's ("S&P") 500 Index and the Lipper U.S. Treasury Money Market Average rose 10.68% and 0.44%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ABC FUND,
       THE LIPPER U.S. TREASURY MONEY MARKET AVERAGE AND THE S&P 500 INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                                   Lipper U.S.
               Gabelli            Treasury Money        S&P 500
               ABC Fund           Market Average         Index
5/14/93        $10,000               $10,000            $10,000
Dec-93          10,910                10,163             10,659
Dec-94          11,401                10,530             10,798
Dec-95          12,278                11,091             14,858
Dec-96          13,667                11,618             18,275
Dec-97          15,410                12,139             24,370
Dec-98          17,127                12,706             31,374
Dec-99          18,668                13,247             37,972
Dec-00          20,693                13,981             34,517
Dec-01          30,413                21,637             14,451

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 4.56% for 2001. The S&P 500 Index declined 11.89% and the Lipper U.S. Treasury Money Market Average rose 3.36% over the same twelve-month period.
      For the three-year period ended December 31, 2001, the Fund's total return averaged 8.10% annually. Over the same three-year period, the S&P 500 Index had an average annual decline of 1.03% while the Lipper U.S. Treasury Money Market Average had an average annual return of 4.37%. For the five-year period ended December 31, 2001, the Fund's total return averaged 9.62% annually versus average annual total returns of 10.70% and 4.54% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average, respectively. Since inception on May 14, 1993 through December 31, 2001, the Fund had a cumulative total return of 116.39%, which equates to an average annual total return of 9.34%.

COMMENTARY
      As we have discussed, the ABC Fund buys stocks of companies that are in the process of being acquired. We buy them below the deal value and profit at the merger close when we are paid the actual deal price. Given our investment style, we thought it would be helpful to talk about the past year's deal activity, the current merger environment, and the outlook, as we see it, for a resurgence of merger activity.
      Merger activity was slowing in 2001 as a weaker economy and unstable global markets suppressed deal volume. The tragic events of 9/11 caused activity to virtually stop. In addition, a lack of visibility on forward earnings prompted many companies to focus on their own businesses, and the volatile market made it difficult for willing buyers and sellers to agree on how to value their companies. Overall, global mergers and acquisitions totaled $1.74 trillion, down nearly 50% from the record volume of $3.46 trillion in 2000.
      One notable development was changes on the regulatory front. In the U.S., we faced an easier antitrust environment with new administrations at the Department of Justice, Federal Trade Commission, and Federal Communications Commission. This allowed for the clearance of mergers that may not have been allowed under the previous administration. In Europe, however, regulators were unexpectedly tough on selected transactions, such as General Electric's failed attempt to buy Honeywell.
      Another bright spot in 2001 was the pronounced increase in hostile deal activity. In the U.S. alone, there was $90 billion in hostile offers. That number is 21/2 times the level in 2000. We think that hostile deals will continue to be a driver of deal activity in 2002.
      Leading into 2002, M&A action began to heat up in December with the announcement of several major deals:
o AT&T Broadband's agreement to be bought by Comcast was the largest at $72 billion.
o Amgen Inc.'s proposed acquisition of Immunex Corp. for $16 billion in cash and stock was the largest biotechnology deal ever announced.
o GE Capital agreed to acquire Security Capital in a plan that values the real estate management company at $4 billion, or $26 per share.
o And a bidding war for P&O Princess Cruises Ltd. could top out in the neighborhood of $4.6 billion.
      We remain optimistic that merger transactions will increase in 2002 as a result of several fundamental drivers: valuation multiples have shrunk; buyers have unprecedented levels of uninvested capital; and strong industry consolidators still have the need and investor mandate to grow through acquisition. In this period of flat economic activity, acquisitions are often the only way for companies to grow the top line.
      MERGER OUTLOOK. Going forward, we see a pickup in merger activity and a more vibrant deal environment. We would point to four catalysts that should help drive this in 2002 and beyond:
o Globalization -- a need to be bigger to compete. In today's global economy, cross border deals are more and more the norm.
o Improved Regulatory Environment -- the Bush administration is more pro-consolidation than the previous one and this should facilitate the merger approval process.
o Valuations -- valuations in certain sectors have reached levels that strong corporate buyers will find too attractive to pass up.
o Accounting Changes -- the fact that goodwill incurred in buyouts no longer has to be written off makes deals more attractive to acquirers from an accounting standpoint.

OUR PORTFOLIO SCORECARD
      Although  decliners  outnumbered  gainers  in  the  stock  portion  of the portfolio held throughout the year, big winners during the year, including Ralston Purina, Newport News Shipbuilding, and Canadian Hunter Exploration, helped preserve shareholder capital in the troubled equities market. While the return on money market instruments declined significantly over the year as the Federal Reserve Board aggressively cut short-term interest rates, our larger than normal position in cash reserves helped the Fund deliver positive returns. Since our inception, we have only experienced two down quarters out of the thirty-five we have managed money for you. However, it is abundantly clear that the likelihood of further shocks either political, social, or economic has increased dramatically.

LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

DOMINION RESOURCES INC. (D - $60.10 - NYSE) is a major integrated energy company providing electric and gas service to Virginia and gas transportation and distribution service in the eastern midwestern states. The company also derives about 30% of earnings from oil and gas exploration and production. The stock trades at a modest premium valuation on 2002 estimates of $4.75 reflecting its superior earnings growth and balanced asset mix. Dominion requires its senior officers to buy multiples of their annual salary in Dominion stock, which aligns management's interests closely with those of shareholders. We support this policy and would like to see other industry participants adopt it. Dominion is very well managed in our opinion and has performed relatively well compared to its peers. The stock has been under some recent pressure because the company needs to issue some equity. Once the equity capital has been raised the stock is likely to rally. Dominion has grown by its acquisitions of Consolidated Natural Gas and, more recently, Louis Dreyfus Natural Gas. Longer-term, further acquisitions are likely.

FARGO ELECTRONICS INC. (FRGO - $6.84 - NASDAQ) agreement to be acquired by Zebra Technologies (ZBRA - $55.51 - Nasdaq) is still pending regulatory approval from the Federal Trade Commission ("FTC"). While the transaction was announced last August, it has been delayed by the FTC's review process. In the interim, the fundamentals for the security industry have improved significantly. Fargo makes printers for the identification card market. Sales of these printers have increased in the post-September 11 environment. We expect a resolution from the FTC to occur sometime in February.

GRANITE BROADCASTING CORP. (12.75% CV. PFD.), headquartered in New York City, is a television broadcasting company that owns nine television stations throughout the United States. Granite's stations are in geographically diverse markets and reach almost 7% of the nation's television households. On December 17, 2001, the company agreed to sell its NBC affiliated TV station in San Francisco, KNTV, to NBC for $230 million in cash. The deal is expected to close in the first half of 2002.

GUCCI GROUP NV (GUC - $84.90 - NYSE), Pinault Printemps Redoute (PPR - $126.85 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $8.24 - Nasdaq) have signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR has raised its stake in Gucci by buying 8.6 million shares from LVMH. Gucci has also already paid to holders a dividend of $7 per share. The final step will enable Gucci public shareholders to "put"
(sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 8.5% annualized.

KAMAN CORP. (KAMNA - $15.60 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

MCGRATH RENTCORP (MGRC - $37.52 - NASDAQ), a seller of modular buildings, will be acquired by Tyco International Ltd. (TYC - $58.90 - NYSE) for $482 million in cash and stock. MGRC shareholders will receive consideration of $38 per share, subject to the limitation that the stock portion will account for between 50% and 75% of the total consideration. Shareholders will be able to elect the portion they want in stock or cash (subject to the above restrictions) just prior to the merger close. The deal should be completed in the first quarter of 2002. McGrath RentCorp will be merged into Tyco Capital and added to its equipment rental and lease business.

SECURITY CAPITAL GROUP INC. (SCZ - $25.37 - NYSE) agreed to be acquired by GE Capital Corp., a subsidiary of General Electric Co. (GE - $40.08 - NYSE), for approximately $4 billion. The consideration will amount to $26 per share for holders of SCZ. It will be paid either fully in cash, or partly in cash and partly in the stock of ProLogis Trust (PLD - $21.51 - NYSE). Security Capital owns approximately 50 million shares of Prologis -- so that stock can be spun out to holders as part of the consideration. Fifteen days prior to the merger vote, GE Capital will decide whether to make the deal all cash or part cash, part stock. We still expect the merger to close in March of 2002.

SJW CORP. (SJW - $85.29 - AMEX) is a California water utility serving San Jose. In 1999, the company agreed to sell out to American Water Works (AWK - $41.75 -
NYSE) for more than $100 per share. American Water Works itself is now being acquired by the German utility giant RWE (RWEOY - $37.75 - OTC). SJW's sale ran into state regulatory problems and American Water Works walked away last year. SJW is going to be sold eventually, and we think that California Water Service Group (CWT - $25.75 - NYSE) is the best buyer. SJW trades at a moderate premium because its near term earnings are depressed and because takeover speculation continues to circulate. With normal weather we expect the company to earn about $5.00 this year.

WASTE MANAGEMENT INC. (SUB. DEB. CV., 4.00%, 02/01/02) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator, and owner of waste-to-energy facilities in the U.S.

WILLAMETTE INDUSTRIES INC. (WLL - $52.12 - NYSE) has taken several turns in its defense against Weyerhaeuser Industries' (WY - $54.08 - NYSE) hostile offer for the company. After Weyerhaeuser raised its offer to $55 per share in early December, the Willamette board continued to reject the proposal as inadequate. Willamette threatened to use the "scorched earth" takeover defense by entering into talks to buy the building products division of Georgia Pacific (GP - $27.61 - NYSE). However, after weeks of negotiations with Georgia Pacific, on January 21, Willamette announced that it had ended talks with Georgia Pacific and had agreed in principle to a deal in which Weyerhaeuser would pay $55.50 per share for all outstanding shares of Willamette. The transaction is subject to the negotiation of a definitive merger agreement and approval by the Weyerhaeuser and Willamette boards of directors. This new agreement should bring an end to the one of the most controversial takeover fights in recent memory.


MINIMUM INITIAL INVESTMENT - $25,000
      The Gabelli ABC Fund raised its minimum initial investment from $1,000 to $25,000 effective May 1, 2001 in order to promote a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans remain the same. There are no subsequent investment minimums. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.
      In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                    WHEN
                         ---                    ----
      Special Chats:     Mario J. Gabelli       First Monday of each month
                         Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          FEBRUARY                             MARCH                             APRIL
                          --------                             -----                             -----
      1st Wednesday       Charles Minter & Martin Weiner       Henry van der Eb                  Susan Bryne
      2nd Wednesday       Ivan Arteaga                         Walter Walsh & Laura Linehan      Lynda Calkin
      3rd Wednesday       Tim O'Brien                          Tim O'Brien                       Caesar Bryan
      4th Wednesday       Barbara Marcin                       Barbara Marcin                    Barbara Marcin

     All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

     You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      We are confident about the prospects for our investment discipline in the new year. We will strive to provide you with risk-adjusted returns, non-correlated to the overall market in 2002 and beyond. We thank you for entrusting your capital to our ABC Fund.
      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /S/ MARIO J. GABELLI, CFA

                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer
February 1, 2002





--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2001
                                -----------------
Dominion Resources Inc.                    McGrath Rentcorp
Fargo Electronics Inc.                     Security Capital Group Inc.
Granite Broadcasting Corp.                 SJW Corp.
Gucci Group NV                             Waste Management Inc.
Kaman Corp.                                Willamette Industries Inc.
--------------------------------------------------------------------------------
 NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                   MARKET
     SHARES                           COST         VALUE
     ------                           ----         ------


              COMMON STOCKS -- 11.0%
              AUTOMOTIVE -- 1.1%
     50,000   McGrath Rentcorp .... $  1,875,500  $  1,876,000
                                    ------------  ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
      5,000   Federal-Mogul
                Corp.+ ............       14,937         3,950
                                    ------------  ------------
              AVIATION: PARTS AND SERVICES -- 0.3%
     15,000   Aviall Inc.+ ........      195,537       113,250
     18,000   Fairchild Corp.,
                Cl. A+ ............      168,113        52,200
     22,000   Kaman Corp., Cl. A ..      395,473       343,200
                                    ------------  ------------
                                         759,123       508,650
                                    ------------  ------------
              BROADCASTING -- 0.1%
      4,000   Liberty Corp. .......      175,808       164,600
        800   Salem Communications
                Corp., Cl. A+ .....        6,232        18,400
                                    ------------  ------------
                                         182,040       183,000
                                    ------------  ------------
              BUSINESS SERVICES -- 0.0%
      2,580   ProcureNet Inc.+(a) .            0           387
                                    ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
     40,600   BNS Co., Cl. A+ .....      420,428        92,162
                                    ------------  ------------
              CONSUMER PRODUCTS -- 0.0%
     28,942   Syratech Corp.+ .....      911,975        19,536
                                    ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
      6,000   Ampco-Pittsburgh
                Corp. .............       69,607        64,500
     19,620   Harbor Global Co.
                Ltd. ..............       79,706       138,321
      4,000   Katy Industries
                Inc.+ .............       41,365        13,680
                                    ------------  ------------
                                         190,678       216,501
                                    ------------  ------------
              ELECTRONICS -- 0.2%
     42,000   Fargo Electronics+ ..      296,125       287,280
                                    ------------  ------------
              ENERGY AND UTILITIES: ELECTRIC -- 0.3%
     30,000   Northeast Utilities .      628,408       528,900
                                    ------------  ------------
              ENERGY AND UTILITIES: INTEGRATED -- 0.3%
      8,000   Dominion Resources
                Inc. ..............      486,400       480,800
     25,000   Progress Energy
                Inc. ..............       13,000        11,000
                                    ------------  ------------
                                         499,400       491,800
                                    ------------  ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 0.1%
      2,000   AGL Resources Inc. ..       35,600        46,040
      2,000   Southwest Gas Corp. .       34,975        44,700
                                    ------------  ------------
                                          70,575        90,740
                                    ------------  ------------
              ENERGY AND UTILITIES: WATER -- 0.5%
     20,000   NiSource Inc.+ ......       40,000        46,400
      8,300   SJW Corp. ...........      861,001       707,907
                                    ------------  ------------
                                         901,001       754,307
                                    ------------  ------------
              ENTERTAINMENT -- 0.0%
        800   Fisher Communications
                Inc. ..............       42,650        35,200
     25,000   GC Companies Inc.+ ..        3,750         5,750
                                    ------------  ------------
                                          46,400        40,950
                                    ------------  ------------

                                                   MARKET
     SHARES                           COST         VALUE
     ------                           ----         ------

              EQUIPMENT AND SUPPLIES -- 0.1%
      9,674   Juno Lighting Inc. .. $    144,859  $     91,758
      3,500   UCAR International
                Inc.+ .............       52,840        37,450
                                    ------------  ------------
                                         197,699       129,208
                                    ------------  ------------
              FINANCIAL SERVICES -- 0.6%
     40,000   Argonaut Group Inc. .    1,204,599       782,800
      1,600   Dime Bancorp Inc. ...       56,384        57,728
      5,000   Leucadia National
                Corp. .............      174,181       144,350
                                    ------------  ------------
                                      1,435,164      984,878
                                    ------------  ------------
              FOOD AND BEVERAGE -- 0.1%
     20,000   Advantica Restaurant
               Group Inc.+ ........      131,474        13,600
     11,000   Genesee Corp.,
                Cl. B .............      183,970       210,100
                                    ------------  ------------
                                         315,444       223,700
                                    ------------  ------------
              HOME FURNISHINGS -- 0.0%
    320,000   Carlyle Industries
                Inc.+ .............      150,016        73,600
      8,000   O'Sullivan Industries
               Holdings Inc.+ .....        4,750         4,160
                                    ------------  ------------
                                         154,766        77,760
                                    ------------  ------------
              METALS AND MINING -- 0.0%
     10,000   Royal Oak Mines
                Inc.+ .............       11,858            30
                                    ------------  ------------
              PAPER AND FOREST PRODUCTS -- 4.0%
    130,000   Willamette
                Industries Inc. ...    6,335,156     6,775,600
                                    ------------  ------------
              REAL ESTATE -- 2.1%
     20,000   Griffin Land & Nurseries
               Inc.+ ..............      322,381       272,200
      3,169   HomeFed Corp.+ ......          567         3,010
    130,000   Security Capital Group Inc.,
               Cl. B+ .............    3,305,515     3,298,100
                                    ------------  ------------
                                       3,628,463     3,573,310
                                    ------------  ------------
              RETAIL -- 0.7%
     13,000   Gucci Group NV, ADR .    1,081,734     1,103,700
      4,000   Lillian Vernon
                Corp. .............       63,935        26,600
                                    ------------  ------------
                                       1,145,669     1,130,300
                                    ------------  ------------
              SATELLITE -- 0.1%
    130,000   Liberty Satellite &
                Technology Inc.,
                Cl. A+ ............      146,900       122,200
                                    ------------  ------------
              TELECOMMUNICATIONS -- 0.2%
    200,000   CoreComm Ltd.+ ......       16,000        31,980
     65,000   GST Telecommunications
                Inc.+ .............        4,312           325
      8,500   Shenandoah Telecommunications
                Co. ...............      194,544       336,175
      3,000   Telegroup Inc.+ .....           32             3
     10,000   USN Communications
                Inc.+ .............          150            30
                                    ------------  ------------
                                         215,038       368,513
                                    ------------  ------------

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                   MARKET
     SHARES                           COST         VALUE
     ------                           ----         ------


              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 0.0%
        500   American Tower Corp.,
                Cl. A+ ............ $      7,707  $      4,735
     14,000   Metricom Inc.+ ......        1,680           868
     50,000   Winstar Communications
                Inc.+ .............        2,125           850
                                    ------------  ------------
                                          11,512         6,453
                                    ------------  ------------
              TOTAL COMMON STOCKS     20,394,259    18,486,115
                                    ------------  ------------

              PREFERRED STOCKS -- 0.4%
              BROADCASTING -- 0.2%
      1,000   Granite Broadcasting Corp.,
                12.750% Cv. Pfd. ..      410,000       400,000
                                    ------------  ------------
              COMMUNICATIONS EQUIPMENT -- 0.0%
              RSL Communications Ltd.,
      2,000     7.500% Cv. Pfd.,
                 Ser. A ...........          185            20
      1,000     7.500% Cv.
                 Pfd. (c) .........           92            10
                                    ------------  ------------
                                             277            30
                                    ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
              WHX Corp.,
     14,000     6.500% Cv. Pfd.,
                 Ser. A ...........      441,577        65,800
     10,000     $3.75 Cv. Pfd.,
                 Ser. B ...........      187,760        36,000
                                    ------------  ------------
                                         629,337       101,800
                                    ------------  ------------
              TELECOMMUNICATIONS -- 0.1%
      3,000   Citizens Communications Co.,
                5.000% Cv. Pfd. ...      147,020       133,500
                                    ------------  ------------
              TOTAL PREFERRED STOCKS   1,186,634       635,330
                                    ------------  ------------


  PRINCIPAL                                           MARKET
   AMOUNT                                COST         VALUE
------------                             ----         ------

               CORPORATE BONDS -- 2.1%
               CABLE -- 0.1%
$    100,000   Charter Communications Inc., Cv.,
                 4.750%, 06/01/06 ..       80,237        91,750
                                     ------------  ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.0%
     100,000   Exodus Communications
                 Inc., Sub. Deb. Cv.,
                 5.250%,
                 02/15/08+ (d) .....        2,251         2,250
                                     ------------  ------------
               CONSUMER PRODUCTS -- 0.0%
   3,600,000   Pillowtex Corp., Sub. Deb. Cv.,
                 6.000%,
                 03/15/12+ (d) .....       45,462             0
                                    ------------  ------------
               ELECTRONICS -- 0.0%
     100,000   Oak Industries Inc.,
                 Sub. Deb. Cv.,
                 4.875%, 03/01/08 ..       92,161        89,500
                                     ------------  ------------
               ENERGY AND UTILITIES -- 0.1%
     200,000   Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 ..      149,006       151,000
                                     ------------  ------------


  PRINCIPAL                                           MARKET
   AMOUNT                                COST         VALUE
------------                             ----         ------

               ENVIRONMENTAL SERVICES -- 1.2%
  $2,033,000   Waste Management Inc.,
                 Sub. Deb. Cv.,
                 4.000%, 02/01/02 .. $  2,028,880  $  2,030,459
                                     ------------  ------------
               HOTELS AND GAMING -- 0.1%
     205,000   Hilton Hotels Corp.,
                 Sub. Deb. Cv.,
                 5.000%, 05/15/06 ..      171,185       182,450
                                     ------------  ------------
               MUTUAL FUNDS -- 0.6%
     158,479(b)Vanguard High-Yield
                 Corporate Bond
                 Fund ..............    1,076,547       993,666
                                     ------------  ------------
               RETAIL -- 0.0%
     200,000   RDM Sports Group Inc., Cv.,
                 8.000%,
                 08/15/03+ (d) .....        4,001        15,000
                                     ------------  ------------
               TRANSPORTATION -- 0.0%
     850,000   Builders Transport Inc., Cv.,
                 6.500%,
                 05/01/11+ (d) .....        8,500             0
     140,000   WorldCorp. Inc., Sub. Deb. Cv.,
                 Zero Coupon,
                 05/15/04+ .........            0             0
                                     ------------  ------------
                                            8,500             0
                                     ------------  ------------
               TOTAL CORPORATE BONDS    3,658,220     3,556,075
                                     ------------  ------------

               U.S. GOVERNMENT OBLIGATIONS -- 81.5%
 136,713,000   U.S. Treasury Bills,
                 1.630% to 2.180%++,
                 01/03/02 to
                 03/14/02 ..........  136,370,374   136,374,692
                                     ------------  ------------
               TOTAL
                 INVESTMENTS --
                 95.0% ............. $161,609,487   159,052,212
                                     ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 5.0% ........     8,356,798
                                                   ------------
              NET ASSETS -- 100.0% ..............  $167,409,010
                                                   ============
  --------------
              For Federal tax purposes:
              Aggregate cost ....................  $161,735,437
                                                   ============
              Gross unrealized appreciation .....  $    791,847
              Gross unrealized depreciation .....    (3,475,072)
                                                   ------------
              Net unrealized
                 appreciation/(depreciation) ....  $ (2,683,225)
                                                   ============
  --------------
   +   Non-income producing security.
   ++  Represents annualized yield at date of purchase.
   (a) Security fair valued under procedures established by the Board of Directors.
   (b) Shares held.
   (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of Rule 144A securities amounted to $10 or 0.0% of total net assets.
   (d) Security in default.


                 See accompanying notes to financial statements.

                              THE GABELLI ABC FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $161,609,487) .........  $159,052,212
  Cash ..............................................           899
  Dividends and interest receivable .................        96,694
  Receivable for Fund shares sold ...................    10,762,179
  Other assets ......................................        13,822
                                                       ------------
  TOTAL ASSETS ......................................   169,925,806
                                                       ------------
LIABILITIES:
  Payable for investments purchased .................     2,084,400
  Payable for investment advisory fees ..............       123,970
  Payable for fund shares redeemed ..................       192,615
  Payable for distribution fees .....................        30,342
  Other accrued expenses ............................        85,469
                                                       ------------
  TOTAL LIABILITIES .................................     2,516,796
                                                       ------------
  NET ASSETS applicable to 17,352,968
    shares outstanding ..............................  $167,409,010
                                                       ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .......................  $     17,353
  Additional paid-in capital ........................   170,074,882
  Accumulated net realized loss on investments ......      (125,950)
  Net unrealized depreciation on investments ........    (2,557,275)
                                                       ------------
  TOTAL NET ASSETS ..................................  $167,409,010
                                                       ============
  NET ASSET VALUE, offering and redemption
    price per share ($167,409,010 / 17,352,968
    shares outstanding; 1,000,000,000 shares
    authorized of $0.001 par value) .................  $       9.65
                                                       ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $23,211) .......  $    821,455
  Interest ..........................................     2,391,871
                                                       ------------
  TOTAL INVESTMENT INCOME ...........................     3,213,326
                                                       ------------
EXPENSES:
  Investment advisory fees ..........................     1,112,478
  Distribution fees .................................       278,119
  Registration fees .................................        66,292
  Shareholder communications expenses ...............        42,692
  Shareholder services fees .........................        37,810
  Custodian fees ....................................        33,152
  Legal and audit fees ..............................        24,690
  Interest expense ..................................        16,620
  Directors' fees ...................................        10,368
  Miscellaneous expenses ............................         4,935
                                                       ------------
  TOTAL EXPENSES ....................................     1,627,156
                                                       ------------
  NET INVESTMENT INCOME .............................     1,586,170
                                                       ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain on investments ..................     3,194,999
  Net change in unrealized
    depreciation on investments .....................      (119,843)
                                                       ------------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS ..................................     3,075,156
                                                       ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .................................  $  4,661,326
                                                       ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                               ---------------------------------------
OPERATIONS:
  Net investment income .......................................................  $  1,586,170         $  1,055,757
  Net realized gain on investments ............................................     3,194,999            7,416,955
  Net change in unrealized depreciation on investments ........................      (119,843)          (1,429,620)
                                                                                -------------         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................     4,661,326            7,043,092
                                                                                -------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .......................................................    (1,453,098)            (597,064)
  Net realized gain on investments ............................................    (2,260,374)          (4,427,793)
                                                                                -------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................    (3,713,472)          (5,024,857)
                                                                                -------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ..................   104,089,499           17,569,935
                                                                                -------------         ------------
  NET INCREASE IN NET ASSETS ..................................................   105,037,353           19,588,170
NET ASSETS:
  Beginning of period .........................................................    62,371,657           42,783,487
                                                                                -------------         ------------
  End of period ...............................................................  $167,409,010         $ 62,371,657
                                                                                =============         ============


                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2001, there were no repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

For the year ended December 31, 2001, reclassifications were made to decrease accumulated undistributed net investment income for $133,072 and decrease accumulated net realized gain on investments for $1,004,738 with an offsetting adjustment to additional paid-in capital. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States, including the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

           DISTRIBUTIONS PAID FROM:
           Ordinary taxable income
             (inclusive of short term capital gains) ...........   $3,713,472
                                                                   ==========

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

           Undistributed ordinary income/(loss)
             (inclusive of short term capital gains) ...........  $         0
           Net unrealized depreciation .........................   (2,683,225)
                                                                  -----------
           Total accumulated losses ............................  $(2,683,225)
                                                                  ===========

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $278,119, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $174,106,148 and $25,107,504, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, the Fund paid brokerage commissions of $217,535 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2001.

The  average  daily  amount of  borrowings  outstanding  within  the year  ended
December 31, 2001 was $49,556, with a related weighted interest rate of 7.24%. The maximum amount borrowed at any time during the year ended December 31, 2001 was $4,943,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                  --------------------------------     -----------------------------
                                                       SHARES            AMOUNT           SHARES           AMOUNT
                                                  --------------     -------------     -----------     -------------
Shares sold .....................................    19,693,131      $190,492,163      11,314,612      $109,756,005
Shares issued upon reinvestment of dividends ....       286,028         2,745,873         492,200         4,631,598
Shares redeemed .................................    (9,225,206)      (89,148,537)     (9,740,591)      (96,817,668)
                                                  -------------      ------------      ----------      ------------
    Net increase ................................    10,753,953      $104,089,499       2,066,221      $ 17,569,935
                                                  =============      ============      ==========      ============

THE GABELLI ABC FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                                                                       YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------
                                                        2001         2000          1999          1998       1997
                                                      --------      -------       -------       -------    -------

OPERATING PERFORMANCE:
   Net asset value, beginning of period ............  $   9.45      $  9.44       $  9.59       $ 10.23    $  9.84

                                                      --------      -------       -------       -------    -------
   Net investment income ...........................      0.10         0.19          0.26          0.22       0.08
   Net realized and unrealized gain
     on investments ................................      0.33         0.83          0.59          0.90       1.17
                                                      --------      -------       -------       -------    -------
   Total from investment operations ................      0.43         1.02          0.85          1.12       1.25
                                                      --------      -------       -------       -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...........................     (0.09)       (0.12)        (0.14)        (0.22)     (0.08)
   In excess of net investment income ..............        --           --            --         (0.00)(a)  (0.01)
   Net realized gain on investments ................     (0.14)       (0.89)        (0.86)        (1.54)     (0.77)
   In excess of net realized gain
     on investments ................................        --           --            --         (0.00)(a)     --
                                                      --------      -------       -------       -------    -------
   Total distributions .............................     (0.23)       (1.01)        (1.00)        (1.76)     (0.86)
                                                      --------      -------       -------       -------    -------
   NET ASSET VALUE, END OF PERIOD ..................  $   9.65      $  9.45       $  9.44       $  9.59    $ 10.23
                                                      ========      =======       =======       =======    =======
   Total return+ ...................................      4.6%        10.9%          9.0%         11.1%      12.8%
                                                      ========      =======       =======       =======    =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............  $167,409      $62,372       $42,783       $39,358    $35,228
   Ratio of net investment income
     to average net assets .........................     1.43%        1.55%         1.37%         1.00%      0.87%
   Ratio of operating expenses
     to average net assets .........................   1.46%(c)     1.50%(c)      1.47%         1.69%(b)   2.26%(b)
   Portfolio turnover rate .........................       61%         312%          672%          299%       493%

--------------------------------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)  Amount represents less than $0.005 per share.
(b) The ratio of operating expenses to average net assets for the years ended December 31, 1998 and 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.
(c) The fund incurred interest expense during the years ended December 31, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.45% and 1.45%, respectively.

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


Shareholders and Board of Directors of
The Gabelli ABC Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli ABC Fund (one of the series constituting Gabelli Investor Funds, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund of Investor Series Funds, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                          /S/ GRANT THORNTON LLP


New York, New York
February 15, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on November 27, 2001, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.23 per share. For the fiscal year ended December 31, 2001, 13.40% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 23.35%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2001. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI ABC FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli ABC Fund Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580.

                             TERM OF           NUMBER OF
NAME, POSITION(S)           OFFICE AND        FUNDS IN FUND
    ADDRESS 1                LENGTH OF      COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIPS
    AND AGE                TIME SERVED 2       BY DIRECTOR       DURING PAST FIVE YEARS                     HELD BY DIRECTOR
----------------           -------------    ----------------     -----------------------                  -------------------
INTERESTED DIRECTORS (3):
----------------------
MARIO J. GABELLI            Since 1993             21        Chairman of the Board and Chief Executive  Director of Morgan Group
Director, President and                                      Officer of Gabelli Asset Management Inc.   Holdings, Inc.
Chief Investment Officer                                     and Chief Investment Officer of Gabelli    (transportation services);
                                                             Funds, LLC and GAMCO Investors, Inc.;      Vice Chairman of
Age: 59                                                      Chairman and Chief Executive Officer of    Lynch Corporation
                                                             Lynch Interactive Corporation              (diversified manufacturing)
                                                             (multimedia and services)

KARL OTTO POHL              Since 1993             30        Member of the Shareholder Committee of     Director of Gabelli Asset
Director                                                     Sal Oppenheim Jr. & Cie (private           Management Inc. (invest-
Age: 72                                                      investment bank); Former President of the  ment  management), Chair-
                                                             Deutsche Bundesbank and Chairman of its    man, Incentive Capital and
                                                             Central Bank Council (1980-1991)           Incentive Asset Management
                                                                                                        (Zurich); Director at Sal
                                                                                                        Oppenheim Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
------------------------
ANTHONY J. COLAVITA         Since 1993             32        President and Attorney at Law in the law              --
Director                                                     firm of Anthony J. Colavita, P.C.
Age: 66

VINCENT D. ENRIGHT          Since 1993             10        Former Senior Vice President and Chief                --
Director                                                     Financial Officer of KeySpan Energy
Age: 58                                                      Corporation

MARY E. HAUCK               Since 2000             6         Retired Senior Manager of the Gabelli                 --
Director                                                     O'Connor Fixed Income Mutual Funds
Age: 59                                                      Management Company

WERNER J. ROEDER, MD        Since 1993             26        Medical Director of Lawrence Hospital and             --
Director                                                     practicing private physician
Age: 61

OFFICERS:
---------
BRUCE N. ALPERT             Since 1993             --        Executive Vice President and Chief                    --
Vice President                                               Operating Officer of Gabelli Funds, LLC
and Treasurer                                                since 1988 and an officer of all mutual
Age: 50                                                      funds advised by Gabelli Funds, LLC and
                                                             its affiliates. Director and President
                                                             of Gabelli Advisers, Inc.

JAMES E. MCKEE              Since 1995             --        Vice President, General Counsel and                   --
Vice President and                                           Secretary of Gabelli Asset Management
Secretary                                                    Inc. since 1999 and GAMCO Investors,
Age: 38                                                      Inc. since 1993; Secretary of all mutual
                                                             funds advised by Gabelli Advisers, Inc.
                                                             and Gabelli Funds, LLC

1   Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2   Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS
VALUE________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE________________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE______________________________
GABELLI SMALL CAP GROWTH FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD) PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GROWTH_______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH____________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation.                     (MULTICLASS) TEAM MANAGED

MICRO-CAP____________________________________
GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK]FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH

EQUITY INCOME_______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                          CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE,
                                                                   MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIAL EQUITY_______________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR_______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

MERGER AND ARBITRAGE_________________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN___________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH_____________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME_________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET FUND____________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
              PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                        Mary E. Hauck
CHAIRMAN AND CHIEF                           (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                           GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                          Karl Otto Pohl
ATTORNEY-AT-LAW                              FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                    DEUTSCHE BUNDESBANK

Vincent D. Enright                           Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                 MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                  LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                                    OFFICERS
Mario J. Gabelli, CFA                        Bruce N. Alpert
PRESIDENT AND CHIEF                          VICE PRESIDENT
INVESTMENT OFFICER                           AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q401SR